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                                                              EXHIBIT 10.23(g-1)

                                    AMENDMENT

                                       TO

                         JOINT VENTURE LICENSE AGREEMENT

THIS AMENDMENT (this "Amendment"), effective as of April 1, 1999, is made among
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ADVANCED MICRO DEVICES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD"), FUJITSU LIMITED, a
                                             ---
corporation organized and existing under the laws of Japan, with its registered place of business at 1-1, Kamikodanaka 4-Chome, Nakahara-ku, Kawasaki 211-8588, Japan ("Fujitsu"), and FUJITSU AMD SEMICONDUCTOR LIMITED, a joint venture
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organized and existing under the laws of Japan, with its registered office at 6,
Kogyo Danchi, Monden-machi, Aizuwakamatsu-shi, Fukushima-ken 965-0845, Japan ("FASL").
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                                   WITNESSETH:

WHEREAS, AMD and Fujitsu formed FASL pursuant to the Joint Venture Agreement between AMD and Fujitsu dated March 30, 1993 and certain related agreements (collectively, the "FASL Agreements");
                    ---------------

WHEREAS, pursuant to the FASL Agreements, FASL manufactures electrically programmable read only memory and flash memory integrated circuit devices ("Products") which are purchased by AMD and Fujitsu pursuant to the FASL Agreements, including without limitation, the Sales and Purchase Agreement of FASL Products among Fujitsu, AMD and FASL dated September 8, 1995, as amended by Memorandum of Understanding dated October 18, 1995, Memorandum dated February 19, 1996, Memorandum dated March 14, 1996, Memorandum dated May 16, 1996, and Memorandum dated July 13, 1998 (as amended, the "Sales and Purchase Agreement");
                                                 ----------------------------

WHEREAS, AMD, Fujitsu and FASL *****;

WHEREAS, *****.

NOW, THEREFORE, AMD, Fujitsu and FASL agree as follows:

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                    ARTICLE I
                                   Definitions

SECTION 1.1 Definitions. Capitalized terms not otherwise defined in this Amendment are used with the definitions assigned to them in the Joint Venture License Agreement.

SECTION 1.2 Construction. In this Amendment, unless the context requires otherwise, references to Sections are to Sections of the Joint Venture License Agreement. Section headings are inserted for reference only and shall not affect the construction of this Amendment.

                                   ARTICLE II
                                   Amendments

SECTION 2.1 The Joint Venture License Agreement shall be amended as more particularly set out below. In all other respects, the Joint Venture License Agreement shall remain in full force and effect.

(a) Section 1.7 shall be deleted in its entirety, and replaced with the following text:

     *****

                                   ARTICLE III
                                  Miscellaneous

SECTION 3.1    Miscellaneous.

(a) This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Joint Venture License Agreement or any other provision of any other FASL Agreement. Except as specifically amended by this Amendment, the Joint Venture License Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b) This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(c)  The provisions of Article 7 (Exchange of Information and Confidentiality)
     of the Joint Venture License Agreement shall apply, mutatis mutandis, to all information exchanged among parties, as amended by this Amendment.

(d)  This Amendment shall be effective as of April 1, 1999.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


IN WITNESS WHEREOF, each of the parties set out below has caused this Amendment to be duly executed by its respective, duly authorized officer as of the date first above written.


ADVANCED MICRO DEVICES, INC.

         /s/ Fran Barton
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By       Fran Barton
    ----------------------------------------

Title    Sr. Vice President, CFO
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FUJITSU LIMITED

         /s/ K. Shirai
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By       Kazunari Shirai
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Title    Senior Vice President
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FUJITSU AMD SEMICONDUCTOR LIMITED

         /s/ K. Yanagida
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By       Kimio Yanagida
    ----------------------------------------

Title    President
       -------------------------------------

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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